UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 10, 2010

BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 10, 2010, the stockholders of the Company approved the amendment and restatement of the Company’s certificate of incorporation and bylaws to declassify the structure of the board of directors so that members of the board of directors will be elected annually beginning at the 2011 annual meeting of stockholders, to adopt majority voting standards for uncontested director elections, and to make certain other technical changes, as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2010. Subsequent to stockholder approval, the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective on June 10, 2010.

A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.  The foregoing description is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 10, 2010 at the Company’s offices in Greenwich, CT.  Of the 8,797,123 shares of common stock issued and outstanding as of the record date, 8,388,731 shares of common stock (approximately 95%) were present or represented by proxy at the Annual Meeting.  The Company’s stockholders (i) elected all of the directors nominated by the Company’s board of directors, (ii) approved the amendment and restatement of the Company’s certificate of incorporation and bylaws to declassify the board and provide for the annual election of all directors beginning at the 2011 annual meeting, to adopt majority voting standards in uncontested elections of directors, and to make certain other technical changes, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 31, 2011.

The number of votes cast for or against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

Proposal 1: Amendment and Restatement of the Company’s Certificate of Incorporation and Bylaws to declassify the board of directors and provide for the annual election of all directors

Votes For	Votes Against	Abstentions
8,295,854	87,038	5,839

Proposal 2: Amendment and Restatement of the Company’s Certificate of Incorporation and Bylaws to adopt majority voting standards in uncontested elections of directors

Votes For	Votes Against	Abstentions
8,270,117	112,642	5,972

Proposal 3: Election of Directors

Name	For	Withheld	Broker Non-Votes
Robert B. Goergen	8,049,983	133,734	205,014
Neal I. Goldman	8,093,055	90,662	205,014
Howard E. Rose	8,054,927	128,790	205,014

Proposal 4: Ratification of the Appointment of Independent Auditors

Votes For	Votes Against	Abstentions
8,277,913	105,480	5,338

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

3.1 Amended and Restated Certificate of Incorporation

3.2 Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: June 10, 2010	By: /s/ Michael S. Novins
Name: Michael S. Novins Title: Vice President & General Counsel